GOLDMAN SACHS TRUST
Goldman Sachs Global Tax‑Aware Equity Portfolios
Class A, Institutional, Class R6 and Class P Shares of the
Goldman Sachs Enhanced Dividend Global Equity Portfolio
(the “Fund”)
Supplement dated July 1, 2024 to the Prospectuses and Summary Prospectuses
each dated December 29, 2023 as supplemented to date
The Board of Trustees of the Goldman Sachs Trust recently approved changes to the components of the Fund’s composite benchmark index. These changes were effective as of the close of business on June 28, 2024. Accordingly, as of the close of business on June 28, 2024, the Fund’s Prospectuses and Summary Prospectuses were revised as follows:
The following replaces the last paragraph under the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Principal Strategy” section in the Fund’s Prospectuses and the “Principal Strategy” section of the Fund’s Summary Prospectuses:
The Fund’s benchmark index is the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), which is comprised of the Morgan Stanley Capital International All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Developed Markets FX 50% Hedged) (90%) and the Bloomberg U.S. Intermediate Treasury Index (10%).
The following sentences replace the second sentence under the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Performance” section in the Fund’s Prospectuses and the “Performance” section in the Fund’s Summary Prospectuses:
As of the close of business on June 28, 2024, the Fund’s benchmark index, the EDGE Composite Index, was changed from a custom benchmark comprised of the MSCI ACWI IMI (Unhedged) (90%) and Bloomberg U.S. Aggregate Bond Index (10%) to a custom benchmark comprised of the MSCI ACWI IMI (Developed Markets FX 50% Hedged) (90%) and Bloomberg U.S. Intermediate Treasury Index (10%). The Adviser believes that the new composition of the EDGE Composite Index is an appropriate index against which to measure performance in light of the Fund’s investment strategy.
The following replaces the table and footnotes under the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Average Annual Total Return” section in the Fund’s Multi-Class Prospectus and in the “Average Annual Total Return” table under the “Performance” section in the Multi-Class Summary Prospectus:

For the period ended December 31, 2022	1 Year	5 Years	10 Years		Inception Date
Class A Shares					4/30/2008
Returns Before Taxes	–16.81%	2.99%	5.96%
Returns After Taxes on Distributions	–18.70%	1.53%	4.62%
Returns After Taxes on Distributions and Sale of Fund Shares	–8.73%	2.21%	4.56%
Institutional Shares					4/30/2008
Returns Before Taxes	–11.64%	4.53%	6.97%
Class R6 Shares					12/29/2017
Returns Before Taxes	–11.66%	4.54%	6.98%	*
EDGE Composite Index (reflects no deduction for fees or expenses)**	–16.13%	5.33%	7.98%
MSCI ACWI IMI (Developed Markets FX 50% Hedged; reflects no deduction for fees or expenses)	–17.12%	5.63%	8.67%
Bloomberg U.S. Intermediate Treasury Index (reflects no deduction for fees or expenses)	–7.78%	0.46%	0.69%
Prior EDGE Composite Index (reflects no deduction for fees or expenses)	–17.80%	4.66%	7.35%
MSCI ACWI IMI (Net, USD, Unhedged; reflects no deduction for fees or expenses)	–18.40%	4.96%	7.94%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	–13.01%	0.02%	1.06%

*
Class R6 Shares commenced operations on December 29, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.

**
Effective as of the close of business on June 28, 2024, the Fund’s benchmark index, the EDGE Composite Index, was changed from a custom benchmark comprised of the MSCI ACWI IMI (Unhedged) (90%) and Bloomberg U.S. Aggregate Bond Index (10%) to a custom benchmark comprised of the MSCI ACWI IMI (Developed Markets FX 50% Hedged) (90%) and Bloomberg U.S. Intermediate Treasury Index (10%).

The following replaces the table under the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Average Annual Total Return” section in the Fund’s Class P Prospectus and in the “Average Annual Total Return” table under the “Performance” section in the Class P Summary Prospectus:

For the period ended December 31, 2022	1 Year	Since Inception	Inception Date
Class P Shares			4/17/2018
Returns Before Taxes	–11.60%	4.72%
Returns After Taxes on Distributions	–13.68%	3.06%
Returns After Taxes on Distributions and Sale of Fund Shares	–5.55%	3.53%
EDGE Composite Index (reflects no deduction for fees or expenses)**	–16.13%	5.57%
MSCI ACWI IMI (Developed Markets FX 50% Hedged; reflects no deduction for fees or expenses)	–17.12%	5.95%
Bloomberg U.S. Intermediate Treasury Index (reflects no deduction for fees or expenses)	–7.78%	0.71%
Prior EDGE Composite Index (reflects no deduction for fees or expenses)	–17.80%	4.73%
MSCI ACWI IMI (Net, USD, Unhedged; reflects no deduction for fees or expenses)	–18.40%	5.00%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	–13.01%	0.36%

*
Effective as of the close of business on June 28, 2024, the Fund’s benchmark index, the EDGE Composite Index, was changed from a custom benchmark comprised of the MSCI ACWI IMI (Unhedged) (90%) and Bloomberg U.S. Aggregate Bond Index (10%) to a custom benchmark comprised of the MSCI ACWI IMI (Developed Markets FX 50% Hedged) (90%) and Bloomberg U.S. Intermediate Treasury Index (10%).

The following replaces the last paragraph under the “Investment Management Approach—Principal Investment Strategies—Enhanced Dividend Global Equity Portfolio” section in the Fund’s Prospectuses:
The Fund’s benchmark indices are the Bloomberg U.S. Intermediate Treasury Index, the MSCI ACWI IMI (Developed Markets FX 50% Hedged) and the EDGE Composite Index. The Bloomberg U.S. Intermediate Treasury Index represents a portfolio of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with maturities of one to 9.9999 years to maturity. The MSCI ACWI IMI represents unmanaged, diversified portfolio of developed and emerging countries with the exception of the United States and Canada. The EDGE Composite Index is comprised of the MSCI ACWI IMI (Developed Markets FX 50% Hedged) (90%) and the Bloomberg U.S. Intermediate Treasury Index (10%).
This Supplement should be retained with the Prospectuses and Summary Prospectuses for future reference.

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